EXHIBIT 10.6

AMENDMENT NO. 1
TO THE
TD HOLDING CORPORATION
2003 STOCK OPTION PLAN

WHEREAS, TD Holding Corporation (the “Company”) currently maintains and sponsors the TD Holding Corporation 2003 Stock Option Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) wishes to amend the Plan in accordance with the provisions of Section 16.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.                                       By replacing Section 2(n) of the Plan with the following language:

(n)                                 “Eligible Person” means any Employee, or in the discretion of the Committee, in the case of Rollover Options that are Nonqualified Stock Options, any entity that held Prior Options.

2.                                       This Amendment No. 1 shall be effective as of the Effective Time (as defined in the Plan).

3.                                       Except as modified by this Amendment No. 1, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 15th day of August, 2003, on behalf of the Board.

By:	/s/ Kevin Kruse
Name: Kevin Kruse
Title: Vice President